NONQUALIFIED  STOCK  OPTION  AGREEMENT

                                   PIZZA  INN,  INC.

     1.     Grant  of  Option.  Pursuant  to and in accordance with that certain
            -----------------
Employment  Agreement  (the "Employment Agreement") dated March 31, 2005 between
                             --------------------
Pizza  Inn,  Inc.,  a  Missouri corporation (the "Company"), and Timothy P. Taft
                                                  -------
(the "Participant") the Company grants to Participant an option (the "Option" or
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"Stock  Option")  to  purchase  Five  Hundred  Thousand  (500,000)  shares  (the
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"Optioned  Shares")  of  common stock of the Company ("Common Stock"), par value
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$0.01  per  share;  the  exercise price (the "Option Price") for purchase of the
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Optioned  Shares  under the Option is $2.50 per share. Such Option is subject to
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the  terms  and  conditions  set forth in this Nonqualified Stock Agreement (the
"Agreement").  The  "Date  of  Grant"  of  this  Stock Option is March 31, 2005.
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     The "Option Period" shall commence on the Date of Grant and shall expire on the date immediately preceding the tenth (10th) anniversary of the Date of Grant. The Stock Option is a nonqualified stock option.

     2.     Subject  to  Committee.  This  Stock Option shall be subject to such
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administrative  rules  as  may be promulgated by the Compensation Committee (the
"Committee")  appointed  by  the  Company's Board of Directors (the "Board") and
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communicated  to  the  Participant  in  writing.  If  necessary  to  satisfy the
  -
requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934
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(the  "1934 Act"), membership on the Committee shall be limited to those members
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of  the  Board  who  are  "non-employee  directors"  as  defined  in  Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. The Committee shall have the discretion to interpret the terms of this Stock Option; any such interpretation that is not clearly erroneous shall be binding on all parties interested herein.

     3.     Vesting;  Time of Exercise.  Except as specifically provided in this
            --------------------------
Agreement, the Optioned Shares shall be vested and the Stock Option shall be exercisable as follows:

     i. Fifty Thousand (50,000) of the total Optioned Shares shall vest and that portion of the Stock Option shall become exercisable on the Date of Grant.

     ii. One Hundred Thousand (100,000) of the total Optioned Shares shall vest and that portion of the Stock Option shall become exercisable on the first anniversary of the Date of Grant, provided the Participant is employed by the Company, an affiliate, or a subsidiary on that date.

     iii. One Hundred Fifty Thousand (150,000) of the total Optioned Shares shall vest and that portion of the Stock Option shall become exercisable on the second anniversary of the Date of Grant, provided the Participant is employed by the Company, an affiliate, or a subsidiary on that date.

     iv. Two Hundred Thousand (200,000) of the total Optioned Shares shall vest and that portion of the Stock Option shall become exercisable on the third anniversary of the Date of Grant, provided the Participant is employed by the Company, an affiliate, or a subsidiary on that date.

     v. Notwithstanding the foregoing, in the event that (i) a Change in Control (as defined below) occurs, and (ii) within six months following the Change in Control, the Company terminates the employment of the Participant without Cause (as defined below), or the Participant terminates his employment with the Company for Good Reason (as defined below), then all Optioned Shares shall become immediately vested and the entire Stock Option shall become exercisable and shall remain exercisable for a period of 90 days thereafter, at which time the Stock Option shall expire.

     vi.     For  purposes of this Agreement, "Change in Control" shall have the
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meaning  assigned  to  such  term  in  the  Employment  Agreement.

     vii.     For  purposes  of  this  Agreement,  "Good  Reason" shall have the
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meaning  assigned  to  such  term  in  the  Employment  Agreement.

     viii.     For  purposes  of  this Agreement, "Cause" shall have the meaning
                                                   -----
assigned  to  such  term  in  the  Employment  Agreement


     4.     Term;  Forfeiture.     Except  as  otherwise  provided  in  this
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Agreement,  to the extent the unexercised portion of the Stock Option relates to
Optioned Shares that are not vested on the date of the Participant's Termination of Employment (as defined below), the Stock Option will be terminated on that date. The unexercised portion of the Stock Option that relates to Optioned Shares that are vested will terminate at the first of the following to occur:

     i.     5  p.m.  on  the  date  the  Option  Period  terminates;

     ii. 5 p.m. on the date of the Participant's Termination of Employment by the Company for Cause, or the Participant's voluntary Termination of Employment;

     iii. 5 p.m. on the date that is thirty (30) days following the date of the Participant's Termination of Employment by the Company without Cause;

     iv. 5 p.m. on the date the Company causes any portion of the Option to be forfeited pursuant to Section 7 hereof.
                             ----------

     v. For purposes of this Agreement, "Termination of Employment" shall occur when the Participant ceases to serve as an employee of the Company and its Subsidiaries, for any reason. All times are Central Standard Time.

     5.     Who  May Exercise.  Subject to the terms and conditions set forth in
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Sections  3  and  4  above,  the  Stock  Option  may  be  exercised  only by the
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Participant,  or  by  the  Participant's  guardian  or  personal  or  legal
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representative.
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     6.     No  Fractional  Shares.  The Stock Option may be exercised only with
            ----------------------
respect  to  full  shares,  and  no  fractional  share of stock shall be issued.

     7.     Manner  of  Exercise.  Subject to such administrative regulations as
            --------------------
the Committee may from time to time adopt and to standard Company policy regarding stock trading, the Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised, the date of exercise thereof (the "Exercise Date"), which shall be at least three (3) days
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after  giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows: (a) a cashier's check payable in United States currency, or (b) if acceptable to the Committee, a personal check, or (c) in any other form of valid consideration that is acceptable to the Committee.

     Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Optioned Shares then being purchased to be delivered to the Participant in a form (DWAC, physical delivery, or other) and at an address designated by Participant within ten (10) business days after the Exercise Date. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Company shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Optioned Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, then the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

     If the Participant fails to pay for any of the Optioned Shares specified in such notice or fails to accept delivery thereof, then the Stock Option, and right to purchase such Optioned Shares may be forfeited by the Participant.

     8.     Nonassignability.  The  Stock  Option  is  not  assignable  or
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transferable  by  the  Participant.

     9.     Rights  as  Stockholder.  The  Participant  will have no rights as a
            -----------------------
stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate or certificates to the Participant for the Optioned Shares. The Optioned Shares shall be subject to the terms and conditions of this Agreement regarding such Shares. Except as otherwise provided in Section
                                                                         -------
10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

     10.     Adjustment  of  Number of Optioned Shares and Related Matters.  The
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number  of  shares  of  Common Stock covered by the Stock Option, and the Option
Prices  thereof,  shall be subject to adjustment as provided in this Section 10.
                                                                     ----------

     i.     No  Effect  on  Company's Authority.  The grant of this Stock Option
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shall  not  affect  in  any  way  the  right  or  power  of  the  Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

ii.     Capital  Adjustments.  In  the  event that the Committee shall determine
        --------------------
that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under this Stock Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares and type of Common Stock (or other securities or property) subject to this Option and
(ii)  the  Option  Price;  provided however, that the number of shares of Common
                           --------
Stock (or other securities or property) subject to this Stock Option shall always be a whole number. In lieu of the foregoing, if deemed appropriate and not otherwise in violation of Section 409A of the Internal Revenue Code of 1986, as amended, (the "Code"), the Committee may make provision for a cash payment to
                  ----
the Participant. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject. Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to the Participant of its computation of such adjustment or cash payment, which shall be conclusive and shall be binding upon the Participant.

iii.     Exchange  or Cancellation of Incentives Where Company Does Not Survive.
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     (A)     Subject  to  Section 10.iii.(B) hereof, in the event of any merger,
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consolidation,  or  share  exchange  pursuant  to  which  the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of this Stock Option, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting, or consolidated company that were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, and this Stock Option shall be thereafter exercisable for such stock, securities, cash, or property in accordance with the terms of this Agreement.

     (B) Notwithstanding the foregoing, however, this Stock Option may be canceled by the Company, in its sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

     (1) giving notice to the Participant or his personal representative of its intention to cancel this Stock Option and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to this Stock Option, including in the Board's discretion some or all of the shares as to which this Stock Option would not otherwise be vested and exercisable; or

     (2) provided it will not violate Section 409A of the Code, paying the Participant an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the exercise price per share of this Stock Option (the "Spread"), multiplied by the number of shares subject to the Stock Option. In estimating the Spread, appropriate adjustments to give effect to the existence of all outstanding stock options of the Company shall be made, such as deeming such stock options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of such stock options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to, taxes payable by the Company before such liquidation could be completed.

     iv.     Conversion  of  Incentives  Where Company Survives.  Subject to any
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required  action  by  the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation, or share exchange, the Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to this Stock Option would have been entitled.

     v.     Liquidation  or  Dissolution.  Subject to Section 10.iii. hereof, in
            ----------------------------              ---------------
case the Company shall, at any time while this Stock Option shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then the Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company that such Participant could have been entitled to receive under this Stock Option, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of this Stock Option, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Price shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

     11.     Nonqualified  Stock  Option.  The Stock Option shall not be treated
             ---------------------------
as  an  incentive  stock  option  under  Section  422  of  the  Code.

     12.     Voting.  The  Participant, as record holder, if applicable, of some
             ------
or all of the Optioned Shares following exercise of this Stock Option, has the exclusive right to vote, or consent with respect to, such Optioned Shares until such time as the Optioned Shares are transferred in accordance with this Agreement; provided, however, that this Section shall not create any voting
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right  where  the  holders of such Optioned Shares otherwise have no such right.

     13.     Community Property.  Each spouse individually is bound by, and such
             ------------------
spouse's interest, if any, in any Optioned Shares is subject to, the terms of this Agreement. Nothing in this Agreement shall create a community property interest where none otherwise exists.

     14.     Participant's  Representations.  Notwithstanding  any  of  the
             ------------------------------
provisions hereof, the Participant hereby agrees that he will not exercise the Stock Option granted hereby, and that the Company will not be obligated to issue any shares to the Participant hereunder, if the exercise thereof or the issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final, binding, and conclusive. The obligations of the Company and the rights of the Participant are subject to all applicable laws, rules, and regulations.

     15.     Investment  Representation.  Unless  the  Common Stock is issued to
             --------------------------
him in a transaction registered under applicable federal and state securities laws, by his execution hereof, the Participant represents and warrants to the Company that all Common Stock that may be purchased hereunder will be acquired by the Participant for investment purposes for his own account and not with any intent for resale or distribution in violation of federal or state securities laws. Unless the Common Stock is issued to him in a transaction registered under the applicable federal and state securities laws, all certificates issued with respect to the Common Stock shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.

     16.     Legend.  The  following  legend shall be placed on all certificates
             ------
representing  Optioned  Shares:

"The shares evidenced by this certificate are subject to a Stock Option Agreement containing certain rights and limitations on transfer. A copy of that agreement is on file at the principal place of business or the registered office of the Company, and a copy may be obtained without charge upon written request to the Company at its principal place of business or its registered office."

     All Optioned Shares and shares into which Optioned Shares may be converted owned by the Participant shall be subject to the terms of this Agreement and shall be represented by a certificate or certificates bearing the foregoing legend.

     17.     Participant's  Acknowledgments.  The Participant represents that he
             ------------------------------
or she is familiar with the terms and provisions of this Agreement and hereby accepts this Option subject to all the terms and provisions hereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under this Agreement.

     18.     Law Governing.  This Agreement shall be governed by, construed, and
             -------------
enforced in accordance with the laws of the State of Texas (excluding any conflict of laws rule or principle of Texas law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

     19.     No  Right  to Continue Service or Employment.  Nothing herein shall
             --------------------------------------------
be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an employee or as a consultant or as a director, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an employee, consultant, or director at any time, subject to the provisions of the Employment Agreement.

     20.     Legal  Construction.  In  the  event  that  any  one or more of the
             --------------------
terms, provisions, or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

     21.     Covenants  and  Agreements  as  Independent Agreements. Each of the
             ------------------------------------------------------
covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

     22.     Entire  Agreement.  This  Agreement  supersedes  any  and all other
             -----------------
prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitutes the sole and only agreement between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement and that any agreement, statement, or promise that is not contained in this Agreement shall not be valid or binding or of any force or effect.

     23.     Parties  Bound.  The  terms,  provisions,  and  agreements that are
             --------------
contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.

     24.     Modification.  No change or modification of this Agreement shall be
             ------------
valid or binding upon the parties unless the change or modification is in writing and signed by the parties; provided, however, that the Company may change or modify this Agreement without the Participant's consent or signature if the Company determines, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder.

     25.     Headings.  The  headings  that  are used in this Agreement are used
             --------
for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

     26.     Gender  and  Number.  Words  of  any  gender used in this Agreement
             -------------------
shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     27.     Notice.  Any notice required or permitted to be delivered hereunder
             ------
shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have specified by written notice delivered in accordance herewith:

     i.     Notice  to  the Company shall be addressed and delivered as follows:

               Pizza  Inn,  Inc.
               3551  Plano  Parkway
               The  Colony,  Texas  75056
               Attn:  Chairman,  Compensation  Committee
               Facsimile:  469.384.5061

     ii. Notice to the Participant shall be addressed and delivered to the address shown from time to time on the employment records of the Company.

     28.     Tax  Requirements.  The  Participant  shall  be required to pay the
             -----------------
Company  or  a  Subsidiary,  as applicable (for purposes of this Section 28, the
                                                                 ----------
term Company shall be deemed to include an applicable Subsidiary), the amount of any and all taxes that the Company is required to withhold in connection with this Stock Option, the issuance of stock hereunder, or otherwise arising out of this Stock Option. The Participant's obligation to pay such taxes may be satisfied by any of the following or any combination thereof: (i) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligation of the Company; (ii) if the Company, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock other than Common Stock that the Participant owns but has acquired from the Company within six months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; or (iii) if the Company, in its sole discretion, so consents in writing, the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; provided that, shares cannot be withheld in connection with the exercise of this Stock Option in excess of the minimum number required for tax withholding, and to permit the Stock Option to be accounted for as a fixed award. Any such withholding payments with respect to the exercise of any portion of the Stock Option in cash or by actual delivery of shares of Common Stock shall be made when required by the Company and prior to the delivery of any certificate representing the shares of Common Stock acquired upon exercise of the Stock Option. The Company may, in its sole discretion, withhold such taxes from any other cash remuneration otherwise paid by the Company to the Participant.

     29.     Confidentiality.  Participant agrees that, as partial consideration
             ---------------
for the granting of this Stock Option, he will keep confidential all information and knowledge that he has relating to the manner and amount of his Option Share grant hereunder; provided, however, that such information may be given in confidence to the Participant's spouse or to a financial institution or advisor to the extent that such information is necessary in order to secure a loan, or for tax or retirement planning purposes.

     30.     Use  of  Proceeds.  Proceeds from the sale of Common Stock pursuant
             -----------------
to the exercise of this Stock Option shall constitute general funds of the Company.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.
                     ----------


                                             PIZZA  INN,  INC.


                                             By:   /s/ Mark E. Schwarz
                                             Name:     Mark E. Schwarz
                                             Title:    Chairman of the Board



                                         /s/ Timothy  P.  Taft
                                             Timothy  P.  Taft